SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant’s Telephone Number- (360) 734-9900

Date of fiscal year end: May 31, 2004
Date of reporting period: May 31, 2004

N-CSR Annual Report May 31, 2004

REPORT TO SHAREHOLDERS

INCOME FUND • GROWTH FUND	ANNUAL
May 31, 2004	REPORT
Fellow Shareowners:

Amana’s two Funds provided strong returns for the last year. Helped by new investments and market appreciation, total Trust assets grew 38% to $57.5 million. Inside, please find details of our fiscal year’s operations and the fiscal year-end investment portfolios.

For the fiscal year ended May 31, Amana Income Fund’s total return was +17.99%. Amana Growth Fund’s total return was +23.28%. In response to lower income taxes, corporations boosted their dividends and the Income Fund was able to increase its dividends paid per share by 45% over the year before. Higher assets benefited shareowners as the level of operating expenses dropped by about 10% in each Fund. Low portfolio turnover and brokerage rates allowed commission expenses to remain negligible.

Looking to the end of 2004, we continue advising that you make your maximum allocation to U.S. stocks. Helped by many factors, corporate earnings for all of 2004 will again be up sharply. Federal tax cuts and low interest rates are fueling a major economic recovery. Prices are increasing, led by oil and steel, but inflation continues modest. Sharp election battles will continue until November in the U.S., but the uncertainties and international problems appear to be decreasing.

We invite shareowners to bring their friends to the Islamic investment seminars Saturna Capital provides in major communities. Shareowners are also invited to a reception with the Trustees on Friday, September 3rd, as part of the ISNA Annual Convention in Chicago.

If you have questions, please call us at 1-888-73-AMANA or visit our website, www.amanafunds.com.

Respectfully,
Nicholas Kaiser, President	Talat Othman, Chairman
June 30, 2004

Average Annual Returns (as of 6/30/2004, per NASD requirement)
	1 year	3 years	5 years	10 years
Amana Income Fund	19.94%	1.33%	0.43%	8.67%
Amana Growth Fund	24.56%	1.09%	4.18%	11.91%

2	N-CSR Annual Report May 31, 2004

DISCUSSION OF FUND PERFORMANCE

Stocks performed well last year, reversing the three-year decline that began in March 2000. For the year ended May 31, 2004, Amana Income Fund’s total return was +17.99% (vs. -8.15% the year before). The more volatile Amana Growth Fund’s total return was +23.28% (vs. -9.82% the year before). Perhaps the most relevant benchmark, the Dow Jones Islamic Market Index (US component, dividends excluded) returned a lesser +16.29% (vs. -8.99% the year before) for the fiscal year.

The general stock market, as measured by the Standard & Poor’s 500 Index, returned +18.33%. Middle and smaller-cap stocks did the better, as evidenced by the +30.35% return for the Russell 2000 Index. As usual, market results varied by sector. Low interest rates continued to benefit most financially sensitive issues, like retailing and construction. Bonds, which we avoid, generally declined. The NASDAQ Composite Index, overweighted in technology issues, rallied from three years of heavy losses (up +25.08%). Note also that these unmanaged, expense-free indices are not directly comparable to actively managed portfolios, with transaction and other costs (including advisory fees), such as mutual funds.

The performance of each portfolio is heavily influenced by the distribution of security investments. Islamic restrictions impact the types of investments available to the Funds, as do the objectives of capital preservation and current income (Amana Income) and long-term capital growth (Amana Growth). Amana Income, for example, is more sensitive to changes in the overall level of interest rates than Amana Growth. Amana Growth’s portfolio is weighted towards technology, where a solid recovery is underway. The following tables illustrate the primary industry distributions of each portfolio at May 31, 2004:

Amana Income Fund		Amana Growth Fund
Energy	19.2%	Medical	22.5%
Utilities	17.2%	Electronics	14.4%
Telecommunications	9.9%	Cash	10.0%
Mining	9.3%	Computer Hardware	9.5%
Medical	8.6%	Transportation	7.1%
Cash	6.6%	Computer Software	7.0%
Real Estate	5.6%	Energy	6.9%
Transportation	5.2%	Other (under 2%)	4.9%
Other (under 2%)	5.0%	Telecommunications	3.9%
Publishing	4.5%	Publishing	3.6%
Building	3.8%	Mining	3.1%
Steel	2.9%	Food Production	2.5%
Machinery	2.2%	Machinery	2.5%
		Building	2.1%

N-CSR Annual Report May 31, 2004	3

All mutual funds have investment restrictions that affect investment performance. In addition to these other restrictions, Amana’s Funds are restricted to buying only U.S.-traded equity securities of companies whose primary business operations are generally consistent with Islamic principles. This special restriction affects performance in a number of ways. The Funds, for example, do not earn interest on cash balances. Neither do the Funds invest in businesses that have material earnings from interest (such as financial institutions) or other prohibited activities. The Funds also avoid companies with high levels of debt.

When evaluating the performance of the Amana Funds, it is important to remember their specialized nature, as well as a number of factors applicable to mutual funds in general. Amana Income Fund’s primary objective is current income, with preservation of capital being the secondary objective. In following these objectives, the Income Fund only buys income-producing equity securities. Amana Growth Fund’s primary objective is long-term capital growth. The Funds may also hold cash when market conditions appear uncertain. Our current cash levels reflect our increasing caution. It is not the objective of either Fund to “beat” any specific market index.

COMPARISON TO MARKET INDICES

The line graphs on the next page compare Fund performances to representative market indices. The index returns include reinvested dividends and don’t allow for operating expenses such as those paid by all mutual funds. The first graph shows that $10,000 invested in Amana Income ten years ago (May 1994) would have grown to $21,509 at the end of May 2004. Note that Amana Income’s investment objective is capital preservation and current income, and not growth. While not strictly comparable, the S&P 500 Composite Index is a traditional U.S. securities market benchmark. If $10,000 could have been invested in the S&P 500 at the end of May 1994, that would have grown to $26,497 over the same 10 years.

The second graph shows that $10,000 invested in Amana Growth ten years ago (May 1994) would have grown to $28,799 at the end of May 2004. If $10,000 could have been invested in the Russell 2000 (an index of mid- and smaller-cap equities) at the beginning of February 1994, that would have grown to $26,251 over that same period. The most relevant comparable index may be the Dow Jones Islamic Market (US), which is shown since its inception in 1996 on the Amana Growth Fund line graph. Note that this index was redesigned in 2001 and does not reinvest dividends.

4	N-CSR Annual Report May 31, 2004

Value of 10-year $10,000 investment in Amana Income Fund compared to S&P 500 (GRAPH OMITTED)
The returns shown in these charts do not reflect the deduction of taxes that a shareowner could pay on fund distributions or the redemption of fund shares.
Value of 10-year $10,000 investment in Amana Growth Fund compared to Russell 2000 (GRAPH OMITTED)

N-CSR Annual Report May 31, 2004	5

Income Fund		INVESTMENTS
				As of May 31. 2004
Issue	Number of Shares	Cost	Market Value	Percentage of Assets

COMMON STOCKS (93.4%)

Automotive
Genuine Parts	11,000	$355,744	$414,040	1.7

Building
Hanson plc ADS	12,000	412,443	457,800	1.9
Plum Creek Timber	15,000	383,228	469,800	1.9
SUB-TOTAL		795,671	927,600	3.8

Chemicals
RPM	25,390	182,267	373,233	1.5

Energy
BP plc ADR	25,662	1,002,927	1,360,086	5.5
ConocoPhillips	7,500	428,397	549,975	2.2
EnCana	10,000	181,106	393,700	1.6
Exxon Mobil	38,482	702,384	1,666,655	6.7
Repsol YPF SA ADS	18,000	252,470	380,880	1.6
USEC	50,000	371,589	391,500	1.6
SUBTOTAL		2,938,873	4,742,796	19.2

Hotels & Motels
Fairmont Hotels & Resorts	6,500	66,882	159,965	0.6

Machinery
Manitowoc	17,250	95,638	547,688	2.2

Medical
Abbott Laboratories	10,000	411,490	412,200	1.7
Bristol-Myers Squibb	22,000	289,847	555,940	2.2
Lily (Eli)	8,500	560,618	625,600	2.5
Wyeth	15,200	193,026	547,200	2.2
SUBTOTAL		1,454,981	2,140,940	8.6

Mining
Alcoa	14,000	494,364	438,200	1.8
Fording Canadian Coal Trust	26,000	518,917	977,600	3.9
Rio Tinto plc ADS	9,000	521,085	879,300	3.6
SUBTOTAL		1,534,366	2,295,100	9.3

Publishing
Dow Jones & Co.	10,000	445,395	479,800	2.0
McGraw-Hill	8,000	483,616	623,840	2.5
SUBTOTAL		929,011	1,103,640	4.5

6	N-CSR Annual Report May 31, 2004

INVESTMENTS	Income Fund
Issue	Number of Shares	Cost	Market Value	Percentage of Assets

Real Estate
Duke Realty	20,000	$434,493	$646,600	2.6
Shurgard Storage Centers	20,000	526,956	750,200	3.0
SUBTOTAL		961,449	1,396,800	5.6

Steel
USX-U.S. Steel Group	24,000	569,643	728,640	2.9

Telecommunications
BCE	30,000	541,105	597,000	2.4
Sprint (FON Group)	20,000	235,712	356,600	1.5
Telefonica SA ADS	24,635	189,073	1,075,318	4.3
Verizon Communications	12,200	410,441	421,876	1.7
SUBTOTAL		1,376,331	2,450,794	9.9

Tools
Regal-Beloit	15,000	273,699	306,750	1.2

Transportation
Burlington Northern Santa Fe	17,000	498,423	560,320	2.3
Canadian Pacific Railway Ltd.	16,000	210,984	358,240	1.4
United parcel Service, Cl B	5,000	309,187	358,600	1.5
SUBTOTAL		1,018,594	1,277,160	5.2

Utilities-Gas & Electric
Avista	30,000	594,083	510,900	2.1
Duke Energy	13,000	401,049	259,220	1.1
FPL Group	10,000	344,874	637,900	2.6
Idacorp	25,000	691,806	650,000	2.5
National Fuel Gas	14,000	364,297	352,100	1.4
NiSource	24,000	469,159	486,240	2.0
Piedmont Natural Gas	11,400	198,575	467,514	1.9
Puget Energy	7,500	186,587	160,800	0.6
Sempra Energy	22,300	501,563	743,259	3.0
SUBTOTAL		3,751,993	4,267,933	17.2

TOTAL INVESTMENTS		16,305,142	23,133,079	93.4
Other Assets (net of liabilities)			1,627,871	6.6
TOTAL NET ASSETS			$24,760,950	100.0

ADS = American Depositary Share

N-CSR Annual Report May 31, 2004	7

Income Fund	FINANCIAL HIGHLIGHTS

Selected data per share of capital stock outstanding throughout each year:
	For Year Ended May 31,
	2004	2003	2002	2001	2000
Net asset value at beginning of year	$15.07	$16.63	$18.62	$18.39	$20.30
Income from investment operations
Net investment income	0.28	0.19	0.15	0.17	1.88
Net gains or losses on securities (both realized and unrealized)	2.43	(1.55)	(1.99)	0.23	(1.30)
Total from investment operations	2.71	(1.36)	(1.84)	0.40	0.58
Less distributions
Dividends (from net investment income)	(0.28)	(0.20)	(0.15)	(0.17)	(1.87)
Distributions (from capital gains)	-	-	-	-	(0.62)
Total distributions	(0.28)	(0.20)	(0.15)	(0.17)	(2.49)

Net asset value at end of year	$17.50	$15.07	$16.63	$18.62	$18.39

Total return	17.99%	(8.15)%	(9.88)%	2.17%	2.96%

Ratios / Supplemental Data
Net assets ($000), end of year	$24,761	$19,410	$20,878	$23,237	$22,004
Ratio of expenses to average net assets
Before custodian fee waiver	1.72%	1.89%	1.71%	1.57%	1.55%
After custodian fee waiver	1.71%	1.87%	1.70%	1.56%	1.54%
Ratio of net investment income to average net assets	1.71%	1.36%	0.89%	0.89%	9.25%

Portfolio turnover rate	3%	5%	8%	8%	1%

Brokerage Commissions as a percentage of:
Average net assets	0.01%	0.04%	0.03%	0.02%	0.01%
Principal amount of securities	0.09%	0.18%	0.18%	0.13%	0.03%

(The accompanying notes are an integral part of these financial statements)

8	N-CSR Annual Report May 31, 2004

STATEMENT OF ASSETS AND LIABILITIES	Income Fund

As of May 31, 2004
Assets
Common stocks (cost $16,305,142)		$23,133,079
Cash		1,604,968
Dividends receivable		63,400
Other assets		5,234
Insurance reserve premium		2,529
Receivable for Fund shares sold		135
	Total Assets		$24,809,345
Liabilities
Payable to affiliate		44,895
Payable for Fund shares redeemed		3,500
	Total liabilities		48,395
Net Assets			$24,760,950

Fund shares outstanding			1,415,212

Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)		19,072,923
Accumulated net realized loss		(1,139,910)
Unrealized net appreciation on investments		6,827,937
	Net assets applicable to fund shares outstanding		$24,760,950

Net Asset Value, Offering and Redemption price per share			$17.50

(The accompanying notes are an integral part of these financial statements)

N-CSR Annual Report May 31, 2004	9

Income Fund	STATEMENT OF OPERATIONS

			Year Ended May 31, 2004
Investment income
Dividends (net of foreign taxes of $21,988)		$761,838
Miscellaneous income		342
Gross investment income			$762,180

Expenses
Investment adviser and administration fees		211,843
Shareowner servicing		48,894
Distribution fees		45,812
Professional fees		28,438
Filing and registration fees		18,500
Other expenses		14,724
Printing and postage		8,454
Custodian fees		6,434
Total gross expenses		383,099
Less custodian fees waived		(2,434)
Net expenses			380,665
	Net investment income		381,515

Net realized gain on investments
Proceeds from sales		706,379
Less cost of securities sold (based on identified cost)		597,794
	Realized net gain		108,585

Unrealized gain on investments
End of year		6,827,937
Beginning of year		3,806,240
Increase in unrealized gain for the year			3,021,697
	Net realized and unrealized gain on investments		3,130,282

Net increase in net assets resulting from operations			$3,511,797

(The accompanying notes are an integral part of these financial statements)

10	N-CSR Annual Report May 31, 2004

STATEMENT OF CHANGES IN NET ASSETS	Income Fund
	Year ended	Year ended
INCREASE (DECREASE) IN NET ASSETS	May 31, 2004	May 31, 2003
From Operations
Net investment income	$381,515	$245,229
Net realized gain (loss) on investments	108,585	(240,158)
Net increase (decrease) in unrealized appreciation	3,021,697	(1,693,531)
Net increase (decrease) in net assets	3,511,797	(1,688,460)

Dividends to Shareowners From
Net investment income	(384,157)	(250,317)
Capital gains distributions	-	-
	(384,157)	(250,317)
From Fund Share Transactions
Proceeds from sales of shares	4,570,927	3,480,542
Value of shares issued in reinvestment of dividends	374,013	242,933
	4,944,940	3,723,475
Cost of shares redeemed	(2,721,172)	(3,253,034)
Net increase in net assets from share transactions	2,223,768	470,441
Total increase (decrease) in net assets	5,351,408	(1,468,336)

Net Assets
Beginning of year	19,409,542	20,877,878
End of year	$24,760,950	$19,409,542

Shares of the Fund Sold and Redeemed
Number of shares sold	273,376	246,774
Number of shares issued in reinvestment of dividends	21,157	16,680
	294,533	263,454
Number of shares redeemed	(167,140)	(231,470)
Net increase in number of shares outstanding	127,393	31,984

(The accompanying notes are an integral part of these financial statements)

N-CSR Annual Report May 31, 2004	11

Growth Fund	INVESTMENTS
As of May 31, 2004
Issue	Number of Shares	Cost	Market Value	Percentage of Assets

COMMON STOCKS (90%)

Auto Parts
Genuine Parts	5,000	$159,450	$188,200	0.6

Building
Building Materials Holding	16,000	173,782	275,360	0.8
Lowe's Companies	8,000	282,491	428,560	1.3
SUBTOTAL		456,273	703,920	2.1

Business Services
Gartner Group CL B*	10,000	119,331	120,700	0.4

Computer Hardware
3Com*	55,000	286,089	355,850	1.1
Advanced Digital Information*	24,000	33,778	215,520	0.6
Advanced Micro Devices*	36,000	323,243	559,800	1.7
Apple Computer*	36,000	1,005,927	1,010,160	3.1
International Business Machines	4,000	265,793	354,360	1.1
Taiwan Semiconductor ADS*	60,000	587,362	609,000	1.9
SUBTOTAL		2,502,192	3,104,690	9.5

Computer Software
Adobe Systems	16,800	167,688	749,784	2.3
Ascential Software*	8,000	162,335	128,400	0.4
Business Objects ADS*	18,000	104,592	394,920	1.2
Intuit*	15,000	305,029	588,900	1.8
Macromedia*	16,000	425,799	416,000	1.3
SUBTOTAL		1,165,443	2,278,004	7.0

Electronics
Agilent Technologies*	20,000	670,910	514,400	1.6
Canon ADS	16,000	642,408	792,960	2.4
EMCOR Group*	10,000	343,041	422,900	1.3
Harman International Industries	3,000	221,369	240,420	0.7
Keithley Instruments	12,000	325,498	259,320	0.8
Qualcomm	28,000	121,548	1,877,960	5.7
Trimble Navigation*	22,500	314,023	607,950	1.9
SUBTOTAL		2,638,797	4,715,910	14.4

12	N-CSR Annual Report May 31, 2004

INVESTMENTS	Growth Fund

Issue	Number of Shares	Cost	Market Value	Percentage of Assets

Energy
BP plc ADS	12,544	$560,544	$664,832	2.0
EnCana	20,000	653,959	787,400	2.4
Noble*	13,000	390,257	447,980	1.4
Patterson-UTI Energy	12,000	399,202	367,920	1.1
SUBTOTAL		2,003,962	2,268,132	6.9

Food Production
PepsiCo	7,000	356,246	373,590	1.1
Potash Corp of Saskatchewan	5,000	389,300	435,100	1.4
SUBTOTAL		745,546	808,690	2.5

Machinery
Crane	14,000	323,611	422,660	1.3
Manitowoc	12,000	257,055	381,000	1.2
SUBTOTAL		580,666	803,660	2.5

Medical
Affymetrix*	10,000	275,742	295,800	0.9
Amgen*	10,560	172,289	577,632	1.8
Barr Laboratories*	9,000	263,646	391,590	1.2
Bone Care International*	35,000	378,587	747,250	2.3
Cryolife*	50,000	433,660	255,000	0.8
DENTSPLY International	8,000	355,020	395,280	1.2
Genentech*	16,000	263,192	956,960	2.9
Humana*	20,000	454,947	341,400	1.0
IMS Health	15,000	413,799	373,200	1.1
Johnson & Johnson	10,000	356,542	557,100	1.7
Ligand Pharmaceuticals*	6,000	90,709	123,120	0.4
Lilly (Eli)	6,000	430,949	441,600	1.3
Novartis AG ADR	10,000	450,970	451,700	1.4
Novo-Nordisk A/S ADR	10,000	243,207	461,500	1.4
Oakley	27,000	422,180	362,880	1.1
Pharmaceutical Product Development*	10,000	292,822	302,800	0.9
Wyeth	10,000	441,855	360,000	1.1
SUBTOTAL		5,740,116	7,394,812	22.5

N-CSR Annual Report May 31, 2004	13

Growth Fund	INVESTMENTS

Issue	Number of Shares	Cost	Market Value	Percentage of Assets

Mining
Alcoa	17,000	$565,065	$532,100	1.6
Rio Tinto plc ADS	5,000	280,819	488,500	1.5
SUBTOTAL		845,884	1,020,600	3.1

Publishing
McGraw-Hill	7,000	279,830	545,860	1.7
Wiley (John) & Sons, CL A	20,000	409,616	636,000	1.9
SUBTOTAL		689,446	1,181,860	3.6

Retail
Bed Bath & Beyond*	8,000	268,596	298,080	0.9
PETsMART	10,000	247,815	311,200	0.9
SUBTOTAL		516,411	609,280	1.8

Tools
Regal-Beloit	9,000	168,395	184,050	0.5

Telecommunications
Advanced Fibre Communication	15,000	321,809	282,000	0.9
American Movil ADR	20,000	359,880	701,000	2.1
Sprint (FON Group)	16,000	247,252	285,280	0.9
SUBTOTAL		928,941	1,268,280	3.9

Transportation
Lan Chile ADS	35,700	340,327	613,326	1.8
Nissan Motor ADR	22,000	338,881	447,040	1.4
Supreme Industries	16,500	109,651	111,375	0.3
Toyota Motor ADS	8,000	493,678	578,800	1.8
United Parcel Service CL B	8,000	498,828	573,760	1.8
SUBTOTAL		1,781,365	2,324,301	7.1

Utilities-Electric
Avista	30,000	618,979	510,900	1.6

TOTAL INVESTMENTS		21,661,197	29,485,989	90.0
Other Assets (net of liabilities)			3,292,486	10.0
TOTAL ASSETS			$32,778,475	100.0

*Non-Income producing security
ADS = American Depositary Share
ADR = American Depositary Receipts

14	N-CSR Annual Report May 31, 2004

FINANCIAL HIGHLIGHTS	Growth Fund

Selected data per share of capital stock outstanding throughout each year.
	Year Ended May 31,
	2004	2003	2002	2001	2000
Net asset value at beginning of year	$10.01	$11.10	$12.61	$14.45	$9.95
Income from investment operations
Net investment income	(0.11)	(0.11)	(0.12)	(0.11)	(0.11)
Net gains or losses on securities (both realized and unrealized)	2.44	(0.98)	(1.39)	(1.27)	4.82
Total from investment operations	2.33	(1.09)	(1.51)	(1.38)	4.71
Less distributions
Dividends (from net investment income)	-	-	-	-	-
Distributions (from capital gains)	-	-	-	(0.46)	(0.21)
Total distributions	-	-	-	(0.46)	(0.21)

Net asset value at end of year	$12.34	$10.01	$11.10	$12.61	$14.45

Total return	23.28%	(9.82)%	(11.97)%	(9.89)%	47.09%

Ratios / Supplemental Data
Net assets ($000), end of year	$32,778	$22,143	$23,965	$26,419	$23,393
Ratio of expenses to average net assets
Before custodian fee waiver	1.75%	1.96%	1.74%	1.55%	1.46%
After custodian fee waiver	1.73%	1.93%	1.73%	1.54%	1.44%
Ratio of net investment income to average net assets	(1.00)%	(1.20)%	(1.09)%	(0.90)%	(0.75)%

Portfolio turnover rate	13%	16%	8%	11%	14%

Brokerage Commissions as a percentage of:
Average net assets	0.05%	0.08%	0.03%	0.04%	0.06%
Principal amount of securities	0.14%	0.19%	0.18%	0.12%	0.12%

(The accompanying notes are an integral part of these financial statements)

N-CSR Annual Report May 31, 2004	15

Growth Fund	STATEMENT OF ASSETS AND LIABILITIES

As of May 31, 2004
Assets
Common stocks (cost $21,661,197)		$29,485,989
Cash		3,056,182
Receivable for security sales		334,144
Dividends receivable		34,223
Receivable for Fund shares sold		25
	Total Assets		$32,910,563
Liabilities
Payable for Fund shares redeemed		103,660
Payable to affiliate		28,428
	Total liabilities		132,088
Net Assets			$32,778,475

Fund shares outstanding			2,655,815

Analysis of Net Assets
Paid in capital (unlimited shares authorized, without par value)		26,469,313
Accumulated net realized loss		(1,515,630)
Unrealized net appreciation on investments		7,824,792
Net assets applicable to fund shares outstanding			$32,778,475

Net Asset Value, Offering and Redemption price per share			$12.34

(The accompanying notes are an integral part of these financial statements)

16	N-CSR Annual Report May 31, 2004

STATEMENT OF OPERATIONS		Growth Fund
Year ended May 31, 2004

Investment income
Dividends (net of foreign taxes of $17,027)		$205,976
Miscellaneous income		646
	Gross investment income		$206,622

Expenses
Investment adviser and administration fees		267,770
Shareowner servicing		72,825
Distribution fees		57,781
Professional fees		34,455
Filing and registration fees		20,000
Other expenses		18,694
Printing and postage		11,447
Custodian fees		8,905
Total gross expenses		491,877
Less custodian fees waived		(4,355)
Net expenses			487,522
	Net investment loss		(280,900)

Net realized gain on investments
Proceeds from sales		3,447,464
Less cost of securities sold (based on identified cost)		3,060,744
	Realized net gain		386,720

Unrealized gain on investments
End of year		7,824,792
Beginning of year		2,549,497
	Increase in unrealized gain for the year		5,275,295
	Net realized and unrealized gain on investments		5,662,015

Net increase in net assets resulting from operations			5,381,115

(The accompanying notes are an integral part of these financial statements)

N-CSR Annual Report May 31, 2004	17

Growth Fund	STATEMENT OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
INCREASE (DECREASE) IN NET ASSETS	May 31, 2004	May 31, 2003
From operations
Net investment loss	$(280,900)	$(234,796)
Net realized gain (loss) on investments	386,720	(1,603,361)
Net increase (decrease) in unrealized appreciation	5,275,295	(474,417)
Net increase (decrease) in net assets	5,381,115	(2,312,574)

Dividends to shareowners from:
Net investment income	-	-
Capital gains distributions	-	-
	-	-
Fund Share Transactions
Proceeds from sales of shares	9,124,913	2,697,345
Value of shares issued in reinvestment of dividends	-	-
	9,124,913	2,697,345
Cost of shares redeemed	(3,870,999)	(2,205,922)
Net increase in net assets from share transactions	5,253,914	491,423
Total increase (decrease) in net assets	10,635,029	(1,821,151)

Net Assets
Beginning of year	22,143,446	23,964,597
End of year	$32,778,475	$22,143,446

Shares of the Fund Sold and Redeemed
Number of shares sold	783,801	295,887
Number of shares issued in reinvestment of dividends	-	-
	783,801	295,887
Number of shares redeemed	(339,031)	(244,068)

Net increase in number of shares outstanding	444,770	51,819

(The accompanying notes are an integral part of these financial statements)

18	N-CSR Annual Report May 31, 2004

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities of Amana Income Fund and Amana Growth Fund, each a series of shares of the Amana Mutual Funds Trust, including the schedules of investments, as of May 31, 2004, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2004, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Amana Income Fund and Amana Growth Fund as of May 31, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
June 25, 2004

Availability of Proxy Voting Information
(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds’ website at http://www.amanafunds.com; and (c) on the SEC’s website at http://www.sec.gov.
(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds’ website at http://www.amanafunds.com; and (c) on the SEC’s website at http://www.sec.gov.

N-CSR Annual Report May 31, 2004	19

EXPENSES

As an Amana mutual fund shareowner, you incur ongoing costs, including management fees; distribution (or service) 12b-1 fees; and other fund expenses. Unlike many mutual funds, you do not incur sales charges (loads) on purchase payments, reinvested dividends, or other distributions. Nor do you incur redemption fees, exchange fees, or fees related to Individual Retirement Accounts. You may incur fees related to extra services requested by you for your account, such as a checkbook to use for redemptions or bank wires.

EXAMPLES

The examples, one for each Fund, are based on an investment of $1,000 invested at the beginning of the fiscal year and held for the entire year [Friday, May 30, 2003 to Friday, May 28, 2004].

ACTUAL EXPENSES

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $9,400 account value divided by $1,000 = 9.4), then multiply the result by the number in the first line under heading entitled “Expenses Paid During Year” to estimate the expenses you paid on your account during this fiscal year. The Funds also charge the following fees for extra services rendered on request, which you may need to add to determine your total expenses: $10 per checkbook, $25 per bank wire, $15 per overnight courier delivery.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of each table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the year. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of the other funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees

EXPENSES

there are no IRA fees with the Amana Funds), and charges for extra services such as checkwriting and bank wires.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Amana Funds do not have any such transactional costs). Therefore, the second line of each table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

AMANA INCOME FUND

	Beginning Account Value [Friday, May 30, 2003]	Ending Account Value [May 28, 2004]	Expenses Paid During Period*
Actual (17.99% return after expenses)	$1,000	$1,180	$17
Hypothetical (5% return before expenses)	$1,000	$1,034	$16

* Expenses are equal to Amana Income Fund’s annualized expense ratio of 1.56% (based on the most recent semi-annual period of December 1, 2003 through May 31, 2004), multiplied by the average account value of $1,090 over the period.

AMANA GROWTH FUND

	Beginning Account Value [Friday, May 30, 2003]	Ending Account Value [May 28, 2004]	Expenses Paid During Period*
Actual (23.28% return after expenses)	$1,000	$1,233	$18
Hypothetical (5% return before expenses)	$1,000	$1,034	$17

* Expenses are equal to Amana Growth Fund’s annualized expense ratio of 1.63% (based on the most recent semiannual period of December 1, 2003 through May 31, 2004), multiplied by the average account value of $1,117 over the period.

Privacy Statement (unaudited)

At Saturna Capital, we understand the importance of maintaining the privacy of your financial information. To that end, we want to insure that we protect the confidentiality of any personal information you share with us.

We collect personal information about you from information we receive from you on applications and other forms and from transactions or trades placed with us. Please be assured that except to administer a transaction with an affiliated third party upon your request, we do not disclose any personal information about our customers, or our former customers, to anyone, except as may be required by law. We maintain our own technology resources to minimize the use of outside service providers.

Additionally, Saturna Capital restricts access to personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information. If you have further questions or concerns about the security or privacy of the information we receive from you, please call us at 1-888/732-6262.

N-CSR Annual Report May 31, 2004	21

NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization
Amana Mutual Funds Trust (the “Trust”) was established under Indiana law as a Business Trust on July 26, 1984. The Trust is registered under the Investment Company Act of 1940 as a no-load, open-end, diversified series management investment company , as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Two portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The investment objective of the Income Fund is current income and preservation of capital. The Growth Fund began operations on February 3, 1994. The investment objective of the Growth Fund is long-term capital growth.

Note 2 - Significant Accounting Policies
The following is a summary of the significant accounting policies followed by the Funds.

Security valuation:
Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Restricted securities and other securities for which quotations are not readily available are valued at fair value as determined by the board of trustees.

The cost of securities is the same for accounting and Federal income tax purposes. Security transactions are recorded on trade date. Realized gains and losses are recorded on the identified cost basis.

Cash dividends from equity securities are recorded as income on the ex-dividend date. Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Federal income taxes:
As a qualified investment company under Subchapter M of the Internal Revenue Code, the Funds are not subject to income taxes to the extent that they distribute all of taxable income. It is the Funds’ policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of taxable income to shareowners.

At May 31, 2004 the Income Fund had capital loss carryforwards of $1,139,910 of which $921,389 expire in 2010 and $218,521 expire in 2011; Growth Fund had capital loss carryforwards of $1,515,630 of which $204,148 expire in 2010, $1,254,865 expire in 2011 and $56,617 expire in 2012.

Capital accounts:
The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant’s Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital and Return of Capital Distributions by Investment Companies.

Dividends and distributions to shareowners:
Dividends and distributions to shareowners are recorded on the ex-dividend date. Dividend payable dates are the end of May and December. Shareowners electing to reinvest dividends and distributions purchase additional shares at net asset value on the payable date.

Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Note 3 - Transactions with Affiliated Persons
Under a contract approved annually by independent trustees, Saturna Capital Corporation provides investment advisory services and certain other administrative and distribution services and facilities required by each Fund to conduct its business. For such services, each Fund pays an annual fee equal to .95% of its average daily net assets. For the year ended May 31, 2004, Income Fund and Growth Fund paid advisory fee expenses of $211,843 and $267,770, respectively. Certain officers and trustees of Amana are also officers and directors of the investment adviser.

22	N-CSR Annual Report May 31, 2004

Saturna Capital also acts as transfer agent for the Trust, for which it was paid $48,894 and $72,825 for the Income and Growth Fund, respectively, for the year ended May 31, 2004.

Saturna Brokerage Services, Inc. (“SBS”, a subsidiary of Saturna Capital) is registered as a broker-dealer and distributes Fund shares. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to .25% of the average net assets of the Funds. The fee is paid to SBS as reimbursement for expenses incurred for distribution related activity. For the year ended May 31, 2004 Income Fund and Growth Fund paid $45,812 and $57,781, respectively, to the Distributor. SBS is the primary stockbrokerage used to effect portfolio transactions for the Trust, and was paid $15,133 in commissions at discount rates during the year ended May 31, 2004.

The Fiqh Council of North America is the religious consultant to Saturna regarding Islamic principles. From its advisory fee, Saturna pays the consultant a fee equal to .10% of the Trust’s average daily net assets. Consultant fees amounted to $50,485 for the fiscal year ending May 2004, $22,229 from the Income Fund and $28,186 from the Growth Fund, respectively.

Note 4- Dividends
Income Fund dividends from net investment income were $.163 per share paid December 31, 2003 and $.12 per share paid May 31, 2004. Total distributions for Income Fund were $384,157 in fiscal 2004 (ordinary income dividends, fully qualified for the new maximum 15% tax rate on dividend income) and $250,317 in fiscal 2003 (ordinary income dividends).

Growth Fund paid no dividends in fiscal 2004 or 2003.

As of May 31, 2003, the components of distributable earnings on a tax basis were as follows:

Income Fund
Capital loss carryforward $(1,139,910)
Unrealized appreciation $6,827,937

$5,688,027

Growth Fund
Capital loss carryforward $(1,515,630)
Unrealized appreciation $7,824,792

$6,309,162

Note 5 - Investments
At May 31, 2004, for Income Fund the net unrealized appreciation of investments of $6,827,937 comprised gross unrealized gains of $7,269,405 and gross unrealized losses of $441,468. During the year ended May 31, 2004, the Income Fund purchased $1,417,347 of securities and sold $706,379 of securities.

At May 31, 2004, for Growth Fund the net unrealized appreciation of investments of $7,824,792 comprised gross unrealized gains of $9,471,926 and gross unrealized losses of $1,647,134. During the year ended May 31, 2004, the Fund purchased $6,207,291 of securities and sold $3,447,464 of securities.

Note 6 - Custody Credits
Under an agreement with the custodian bank, custody fees are reduced by credits for cash balances. Such reduction amounted to $2,434 and $4,355 for the Income Fund and Growth Fund, respectively, for the year ended May 31, 2004.

Availability of Amana Portfolio Information
(1) The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.
(2) The Funds’ Forms NQ are available on the SEC’s website at http://www.sec.gov.
(3) The Funds’ Forms NQ may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
(4) The Funds’ make a complete schedule of portfolio holdings after the end of each month available to investors at http://www.amanafunds.com.

N-CSR Annual Report May 31, 2004	23

TRUSTEES AND OFFICERS (UNAUDITED)
Name, Address, and Age	Position(s) Held with Fund, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
INDEPENDENT TRUSTEES
Talat M. Othman 3432 Monitor Lane Long Grove, IL 60047 Age: 68	Chairman, Independent Trustee (since 2001)	Chairman, Grove Financial, Inc.	Two	None
Samir I. Salah 501 Merlins Lane Herndon, VA 20170 Age: 66	Independent Trustee (since 2001)	President, Piedmont Management Services, Inc.	Two	None
Iqbal Unus, Ph.D. 500 Grove Street Herndon, VA 22070 Age: 60	Independent Trustee (since 1986)	Director, The International Islamic Forum for Science, Technology & Human Resources Development	Two	None
INTERESTED TRUSTEES
Nicholas Kaiser, CFA 1300 N. State Street Bellingham, WA 98225 Age: 58	President and Trustee (since 1989)	President, Saturna Capital Corporation President, Saturn Brokerage Services, Inc.	Seven	Saturna Investment Trust
OFFICERS WHO ARE NOT TRUSTEES
Monem A. Salam 1300 N. State Street Bellingham, WA 98225 Age: 32	Vice President (since 2003)	Director of Islamic Investing, Saturna Capital Corporation [since 2003]
Registered Representative, Morgan Stanley [1999-2003]
		Chief Investment Officer, International Trading Group & Associates [1995-1999]	N/A	N/A
Christopher Fankhauser 1300 N. State Street Bellingham, WA 98225 Age: 32	Treasurer (since 2002)	Manager of Operations, Saturna Capital Corporation	N/A	N/A
Ethel B. Bartolome 1300 N. State Street Bellingham, WA 98225 Age: 32	Secretary (since 2003)	Corporate Administrator, Saturna Capital Corporation [since 2000] Administrator, Cytel Corporation [1994-1999]	N/A	N/A
Clifford Alexander, Esq. 1800 Massachusetts Ave. Washington, DC 20036 Age: 61	Assistant Secretary (since 2000)	Partner, Kirkpatrick & Lockhart, LLP	N/A	N/A
James D. Winship, Esq. 5406 Diamond Place NE Bainbridge Island, WA 98110 Age: 55	Chief Compliance Officer (since 2004)	Attorney Adjunct Professor, University of Washington and Seattle Pacific University (1999-2003)	N/A	N/A
Term of Office: Each Trustee shall serve for the lifetime of the Trust or until he dies, resigns, is removed, or not re-elected by the shareowners. Each officer shall serve a one-year term subject to annual reappointment by the Trustees.

Mr. Kaiser is an interest person of the Trust by reason of his positions with the Trust’s adviser and underwriter, and is the primary manager of the Trust’s portfolios.
The Independent Trustees serve without compensation. The officers were paid by their employers, and not the Trust.

Amana’s Statement of Additional Information, available without charge by calling Saturna Capital at 800-SATURNA, includes additional information about Trustees. As of May 31, 2004, officers and trustees (plus affiliated entities), as a group, owned 1.63% and .42% of the outstanding shares of the Income Fund and the Growth Fund, respectively.

24	N-CSR Annual Report May 31, 2004

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Fund portfolios and handles daily operations by direction of the Board of Trustees.

GRAPHIC OMITTED

Investment Advisor and Administrator	Saturna Capital Corporation	AMANA MUTUAL FUNDS TRUST
Religious Consultant	Fiqh Council of North America
Custodian	National City Bank of Indiana
Auditors	Tait, Weller & Baker, Philadelphia
Legal Counsel	Kirkpatrick & Lockhart LLP, Washington

This report is for the information of the shareowners of the Trust. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.	GROWTH • INCOME
1300 N. State Street Bellingham, WA 98225-4730 1-800/SATURNA (1-800/728-8762) Daily prices at 1-888/73-AMANA www.saturna.com/amana	ANNUAL REPORT May 31, 2004

N-CSR Annual Report May 31, 2004	25

Code of Ethics

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). The text of the registrant's code of ethics is posted on its internet website at www.saturna.com. The registrant has also undertaken to provide to any person without charge, upon request, a copy of such code of ethics. Requests may be made via Internet or telephone at 1-800-728-8762, and will be processed within one business day of receiving such request.

Audit Committee Financial Expert

(a) (1) (i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust has at least one audit committee financial expert serving on its audit committee.

(a) (2) (ii) Mr. Samir Salah, an independent Trustee (as defined for investment companies), was deemed qualified and agreed to serve.

Principal Accountant Fees and Services

(a) Audit Fees
For the fiscal years ending May 31, 2003 and 2004, the aggregate audit fees billed for professional services rendered by the principal accountant were $21,600 for both years.

(b) Audit-Related Fees
For the fiscal years ending May 31, 2003 and 2004, the aggregate audit-related fees was $18,100, for both years. The nature of the services are: (1) auditing of the statements of assets and liabilities, related statements of operations and changes in net assets, and the financial highlights of each of the Funds; (2) auditing and reporting on the financial statements to be included in the Amendment to the Funds’ Registration Statement, Form N-1A, to be filed with the Securities and Exchange Commission; (3) review of the Amendment to the Registration Statement; and (4) issuance of a Report on Internal Control Structure for inclusion in Form N-SAR.

(c) Tax Fees
For the fiscal years ending May 31, 2003 and 2004, the aggregate tax fees billed for professional services rendered by the principal accountant were $3,500 for both years.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2003 and 2004.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Amana Mutual Funds Trust Audit Committee Charter:

26	N-CSR Annual Report May 31, 2004

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee’s prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an “Adviser Affiliate”) where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e) (2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate nonaudit fees
For the fiscal years ending May 31, 2003 and 2004, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Amana Mutual Funds Trust were $3,500 for both years. For the fiscal years ending June 30, 2002 and 2003, the aggregate nonaudit fees billed for professional tax preparation services rendered by the principal accountant to Saturna Capital Corporation (and subsidiary), the investment adviser and distributor for Amana Mutual Funds Trust, were not material and not specified separately.

(h) Not applicable.

Submission of Matters to a Vote of Security Holders

Not applicable.

Controls and Procedures

Internal control over financial reporting is under the supervision of the the principal executive and financial officers. On July 6, 2004, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

N-CSR Annual Report May 31, 2004	27

Exhibits

Exhibits included with this filing:

(a) Code of Ethics.

(b) Certifications.

(1) Nicholas Kaiser, President, Amana Mutual Funds Trust
(2) Christopher Fankhauser, Treasurer, Amana Mutual Funds Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:
/s/ Nicholas Kaiser
Nicholas Kaiser, President
Date: April 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Nicholas Kaiser
Nicholas Kaiser, President
Date: April 3, 2008

By:
/s/ Christopher Fankhauser
Christopher Fankhauser, Treasurer
Date: April 3, 2008

28	N-CSR Annual Report May 31, 2004